SECURITIES AND EXCHANGE COMMISSION
                            Washington, DC  20549

                                   FORM 8-K

                                CURRENT REPORT
                      pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported):  December 27, 1996

                           MARVEL III HOLDINGS INC.
              (Exact name of registrant as specified in charter)

              DELAWARE               33-77108        13-3751020
   (State or other jurisdiction     (Commission     (IRS employer
         of incorporation)          File Number)    identification no.)

          5900 NORTH ANDREWS AVENUE, FT. LAUDERDALE, FLORIDA    33309
          (Address of principal executive offices)            (Zip Code)

                                 (305) 772-4306
              (Registrant's telephone number, including area code)


          ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

          On December 27, 1996, the registrant filed a voluntary petition (Case No. 96-2068 (HSB)) for reorganization under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware. The Company remains a debtor in possession and no trustee has been appointed. See Exhibit 99.1.

          ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
                   INFORMATION AND EXHIBITS

          (c)   Exhibits

          Exhibit 99.1 Press Release dated December 27, 1996.


                                  SIGNATURE

          Pursuant to the requirements of the Securities Exchange
          Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

          Date:  January 9, 1997

                                        MARVEL III HOLDINGS INC.
                                                (Registrant)

                                        By:  /s/ Laurence Winoker
                                        Name:  Laurence Winoker
                                        Title: Vice President and Controller
                                               (Principal Accounting Officer)


                                EXHIBIT INDEX

          Exhibit

          99.1 Press Release dated December 27, 1996